UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22022
Advent Claymore Convertible Securities and Income Fund II
(Exact name of registrant as specified in charter)

1271 Avenue of the Americas, 45th Floor, New York, NY 10020
(Address of principal executive offices)	(Zip code)
Robert White 1271 Avenue of the Americas, 45th Floor New York, NY 10020
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (212) 482-1600

Date of fiscal year end: October 31

Date of reporting period: November 1, 2012 - January 31, 2013

Item 1.                      Schedule of Investments.
                  Attached hereto.

AGC Advent Claymore Convertible Securities and Income Fund II
Portfolio of Investments
January 31, 2013 (unaudited)

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Long-Term Investments - 160.4%
	Convertible Bonds - 98.1%
	Advertising - 0.8%
1,900,000	Interpublic Group of Cos., Inc.(a)	BB+	4.750%	03/15/2023	03/15/13 @ 100	2,009,250

	Aerospace & Defense - 0.9%
2,000,000	Alliant Techsystems, Inc.(a)	BB-	3.000%	08/15/2024	08/20/14 @ 100	2,135,000

	Auto Manufacturers - 1.4%
3,543,000	Navistar International Corp.(a) (b)	CCC+	3.000%	10/15/2014	N/A	3,370,279

	Auto Parts & Equipment - 1.0%
EUR 6,921,000	Faurecia, Series EO (France)	B2	3.250%	01/01/2018	N/A	1,829,891
750,000	Meritor, Inc.(c)	B-	4.000%	02/15/2027	02/15/19 @ 100	581,719
						2,411,610

	Biotechnology - 6.7%
1,500,000	Cubist Pharmaceuticals, Inc.(a)	NR	2.500%	11/01/2017	N/A	2,407,500
2,448,000	Gilead Sciences, Inc., Series C(a)	A-	1.000%	05/01/2014	N/A	4,291,650
5,166,000	Illumina, Inc.(a) (d)	NR	0.250%	03/15/2016	N/A	4,978,733
1,600,000	Medicines Co.(a) (d)	NR	1.375%	06/01/2017	N/A	2,009,000
2,650,000	Vertex Pharmaceuticals, Inc.(a)	NR	3.350%	10/01/2015	10/01/13 @ 101	3,011,062
						16,697,945

	Building Materials - 0.4%
925,000	Asia Cement Corp. (Taiwan)(e)	NR	0.000%	06/07/2016	N/A	979,344

	Chemicals - 0.0%
2,840,000	ShengdaTech, Inc.(a) (d) (f) (g) (h)	NR	6.500%	12/15/2015	N/A	–

	Coal - 5.8%
4,141,000	Alpha Appalachia Holdings, Inc.(a)	B+	3.250%	08/01/2015	N/A	3,996,065
6,165,000	Alpha Natural Resources, Inc.(a)	B-	2.375%	04/15/2015	N/A	5,795,100
4,857,000	Peabody Energy Corp.(a)	B+	4.750%	12/15/2041	12/20/36 @ 100	4,653,613
						14,444,778

	Commercial Services - 0.5%
1,197,000	Sotheby's(a)	BB	3.125%	06/15/2013	N/A	1,330,166

	Computers - 7.3%
1,900,000	CACI International, Inc.(a)	NR	2.125%	05/01/2014	N/A	2,099,500
3,968,000	EMC Corp., Series B(a)	A	1.750%	12/01/2013	N/A	6,138,020
4,538,000	NetApp, Inc.(a)	BBB+	1.750%	06/01/2013	N/A	5,295,279
3,607,000	SanDisk Corp.(a)	BB	1.500%	08/15/2017	N/A	4,511,004
						18,043,803

	Diversified Financial Services - 3.0%
2,700,000	Hong Kong Exchanges and Clearing Ltd. (Hong Kong)	NR	0.500%	10/23/2017	N/A	3,073,275
HKD 16,000,000	Tong Jie Ltd., Series 363 (British Virgin Islands)(e)	NR	0.000%	02/18/2018	N/A	2,121,869
1,925,000	Walter Investment Management Corp.(a)	NR	4.500%	11/01/2019	N/A	2,134,344
						7,329,488

	Electric - 0.7%
CNY 9,200,000	China Power International Development Ltd. (Hong Kong)	NR	2.250%	05/17/2016	N/A	1,835,177

	Electrical Components & Equipment - 0.7%
1,615,000	General Cable Corp.	B+	0.875%	11/15/2013	N/A	1,618,028

	Electronics - 0.7%
1,500,000	TPK Holding Co. Ltd., Series REGS (Cayman Islands)(e)	NR	0.00%	10/01/2017	N/A	1,809,750

	Gas - 0.5%
1,250,000	ENN Energy Holdings Ltd. (Cayman Islands)(e)	NR	0.00%	02/26/2018	N/A	1,293,744

	Health Care Products - 6.2%
3,425,000	HeartWare International, Inc.(a)	NR	3.500%	12/15/2017	N/A	4,124,984
1,414,000	Hologic, Inc., Series 2010(a) (c) (n)	B+	2.000%	12/15/2037	12/15/16 @ 100	1,755,128
3,127,000	Hologic, Inc., Series 2012(a) (c) (o)	B+	2.000%	03/01/2042	03/06/18 @ 100	3,381,069
6,159,000	Medtronic, Inc., Series B(a)	A+	1.625%	04/15/2013	N/A	6,189,795
						15,450,976

	Health Care Services - 3.2%
5,751,000	LifePoint Hospitals, Inc.(a)	B	3.500%	05/15/2014	N/A	6,142,787
1,591,000	Molina Healthcare, Inc., Series MOH(a)	NR	3.750%	10/01/2014	N/A	1,876,386
						8,019,173

	Home Builders - 2.4%
1,500,000	Lennar Corp.(a) (d)	BB-	2.000%	12/01/2020	12/01/13 @ 100	2,296,875
750,000	Ryland Group, Inc.(a)	BB-	1.625%	05/15/2018	N/A	1,087,500
2,450,000	Toll Brothers Finance Corp.(a) (d)	BB+	0.500%	09/15/2032	09/15/17 @ 100	2,641,406
						6,025,781

	Household Products & Housewares - 1.5%
3,417,000	Jarden Corp.(a) (d)	B	1.875%	09/15/2018	N/A	3,771,514

	Internet - 5.5%
6,025,000	priceline.com, Inc.(a) (b) (d)	BBB	1.000%	03/15/2018	N/A	6,683,984
1,681,000	Symantec Corp., Series B(b)	BBB	1.000%	06/15/2013	N/A	1,955,213
5,500,000	WebMD Health Corp.(a)	NR	2.500%	01/31/2018	N/A	4,884,688
						13,523,885

	Investment Companies - 0.7%
1,600,000	Billion Express Investments Ltd. (British Virgin Islands)	NR	0.750%	10/18/2015	N/A	1,699,600

	Iron & Steel - 0.8%
1,854,000	United States Steel Corp.(a)	BB	4.000%	05/15/2014	N/A	1,955,970

	Lodging - 2.3%
5,350,000	MGM Resorts International(a)	B+	4.250%	04/15/2015	N/A	5,811,437

	Mining - 7.8%
800,000	African Minerals Ltd. (Bermuda)	NR	8.500%	02/10/2017	02/24/15 @ 110	832,400
7,800,000	Kinross Gold Corp. (Canada)(a)	BBB-	1.750%	03/15/2028	03/20/13 @ 100	7,804,875
3,705,000	Newmont Mining Corp., Series B(a)	BBB+	1.625%	07/15/2017	N/A	4,540,940
5,573,000	Royal Gold, Inc.(a)	NR	2.875%	06/15/2019	N/A	6,123,334
						19,301,549

	Oil & Gas - 4.3%
5,001,000	Chesapeake Energy Corp.(a)	BB-	2.250%	12/15/2038	12/15/18 @ 100	4,388,377
323,000	Goodrich Petroleum Corp.(a)	CCC	5.000%	10/01/2029	10/01/14 @ 100	310,282
2,260,000	Premier Oil Finance Jersey Ltd., Series PMO (Jersey)	NR	2.500%	07/27/2018	N/A	2,710,497
3,402,000	Stone Energy Corp.(a) (d)	B-	1.750%	03/01/2017	N/A	3,146,850
						10,556,006

	Oil & Gas Services - 3.8%
1,449,000	Helix Energy Solutions Group, Inc.(a)	NR	3.250%	03/15/2032	03/20/18 @ 100	1,826,646
2,305,000	Hornbeck Offshore Services, Inc.(a) (d)	BB-	1.500%	09/01/2019	N/A	2,404,403
EUR 4,008,500	Technip SA, Series TEC (France)	BBB+	0.500%	01/01/2016	N/A	5,240,030
						9,471,079

	Pharmaceuticals - 8.5%
3,080,000	Auxilium Pharmaceuticals, Inc.	NR	1.500%	07/15/2018	N/A	3,247,475
2,775,000	Endo Health Solutions, Inc.	NR	1.750%	04/15/2015	N/A	3,425,391
1,415,000	Isis Pharmaceuticals, Inc.(a) (d)	NR	2.750%	10/01/2019	N/A	1,651,128
2,250,000	Salix Pharmaceuticals Ltd.(a)	NR	2.750%	05/15/2015	N/A	2,795,625
2,743,000	Salix Pharmaceuticals Ltd.(a) (d)	NR	1.500%	03/15/2019	N/A	2,863,006
JPY 62,000,000	Sawai Pharmaceutical Co. Ltd. (Japan)(e)	NR	0.000%	09/17/2015	N/A	775,340
3,235,000	Shire PLC, Series SHP (Jersey)	NR	2.750%	05/09/2014	N/A	3,742,895
2,464,000	Theravance, Inc.	NR	2.125%	01/15/2023	N/A	2,562,560
						21,063,420

	Real Estate - 0.7%
1,508,000	Forest City Enterprises, Inc.(a)	B	4.250%	08/15/2018	N/A	1,639,007

	Real Estate Investment Trusts - 5.5%
3,941,000	Annaly Capital Management, Inc.(a)	NR	4.000%	02/15/2015	N/A	4,736,589
2,353,000	Health Care REIT, Inc.(a)	BBB-	3.000%	12/01/2029	12/01/14 @ 100	2,916,250
800,000	Host Hotels & Resorts, LP(a) (d)	BB+	2.500%	10/15/2029	10/20/15 @ 100	1,086,000
4,250,000	SL Green Operating Partnership LP(a) (d)	BB+	3.000%	10/15/2017	N/A	4,906,094
						13,644,933

	Semiconductors - 6.7%
4,689,000	Intel Corp.(a)	A-	3.250%	08/01/2039	N/A	5,647,314
750,000	Microchip Technology, Inc.(a)	NR	2.125%	12/15/2037	N/A	975,937
3,685,000	Micron Technology, Inc., Series A(a)	NR	1.500%	08/01/2031	08/05/15 @ 100	3,779,428
745,000	Novellus Systems, Inc.(a)	BBB-	2.625%	05/15/2041	N/A	1,042,069
2,100,000	SK Hynix, Inc. (South Korea)	NR	2.650%	05/14/2015	N/A	2,243,850
2,163,000	Xilinx, Inc.(a)	BBB+	2.625%	06/15/2017	N/A	2,998,459
						16,687,057

	Software - 4.0%
4,935,000	Electronic Arts, Inc.(a)	NR	0.750%	07/15/2016	N/A	4,685,166
3,710,000	Nuance Communications, Inc.(a)	BB-	2.750%	11/01/2031	11/06/17 @ 100	4,157,519
950,000	Take-Two Interactive Software, Inc.(a)	NR	1.750%	12/01/2016	N/A	944,062
						9,786,747

	Telecommunications - 3.2%
2,293,000	Ciena Corp.(a)	B	0.875%	06/15/2017	N/A	2,057,968
3,382,000	Ciena Corp.(a) (d)	B	3.750%	10/15/2018	N/A	3,817,432
1,703,000	Ciena Corp.(a)	NR	4.000%	12/15/2020	N/A	2,011,669
						7,887,069

	Transportation - 0.6%
1,540,000	Ship Finance International Ltd. (Bermuda)	NR	3.250%	02/01/2018	N/A	1,559,250

	Total Convertible Bonds - 98.1%
	(Cost $235,319,338)					243,162,815

	Corporate Bonds - 47.9%
	Aerospace & Defense - 0.2%
375,000	Kratos Defense & Security Solutions, Inc.(a)	B	10.000%	06/01/2017	06/01/14 @ 105	413,438

	Agriculture - 0.3%
650,000	North Atlantic Trading Co.(a) (d)	B-	11.500%	07/15/2016	07/15/13 @ 109	703,625

	Apparel - 0.0%***
70,000	Wolverine World Wide, Inc.(a) (d)	B+	6.125%	10/15/2020	10/15/16 @ 103	73,850

	Auto Manufacturers - 1.9%
700,000	Ford Motor Co.(a)	BB+	6.625%	10/01/2028	N/A	812,332
4,049,000	Navistar International Corp.(a)	CCC+	8.250%	11/01/2021	11/01/14 @ 104	3,998,388
						4,810,720

	Auto Parts & Equipment - 2.8%
1,100,000	Dana Holding Corp.(a)	BB	6.750%	02/15/2021	02/15/16 @ 103	1,204,500
3,350,000	Goodyear Tire & Rubber Co.(a)	B+	8.250%	08/15/2020	08/15/15 @ 104	3,693,375
2,036,000	Meritor, Inc.	B-	8.125%	09/15/2015	N/A	2,145,435
						7,043,310

	Banks - 1.8%
800,000	Ally Financial, Inc.(a)	B+	7.500%	09/15/2020	N/A	965,000
525,000	CIT Group, Inc.(a) (d)	BB-	5.500%	02/15/2019	N/A	564,375
2,816,000	Synovus Financial Corp.	B-	5.125%	06/15/2017	N/A	2,808,960
						4,338,335

	Building Materials - 0.4%
800,000	Ainsworth Lumber Co. Ltd. (Canada)(a) (d)	B	7.500%	12/15/2017	12/15/14 @ 104	857,000

	Chemicals - 1.0%
875,000	LyondellBasell Industries NV (Netherlands)(a)	BB+	6.000%	11/15/2021	08/17/21 @ 100	1,032,500
375,000	Phibro Animal Health Corp.(d)	B	9.250%	07/01/2018	07/01/14 @ 105	395,625
375,000	US Coatings Acquisition, Inc. / Flash Dutch 2 BV(d)	B-	7.375%	05/01/2021	02/04/16 @ 106	387,656
675,000	Vertellus Specialties, Inc.(a) (d)	B-	9.375%	10/01/2015	10/01/13 @ 102	595,688
						2,411,469

	Coal - 0.2%
500,000	SunCoke Energy, Inc.(a)	B+	7.625%	08/01/2019	08/01/14 @ 106	531,250

	Commercial Services - 0.7%
700,000	Neff Rental, LLC / Neff Finance Corp.(a) (d)	B-	9.625%	05/15/2016	05/15/13 @ 107	731,500
250,000	Sotheby's(a) (d)	BB	5.250%	10/01/2022	10/01/17 @ 103	258,125
750,000	United Rentals North America, Inc.(a)	BB	5.750%	07/15/2018	07/15/15 @ 103	810,000
						1,799,625

	Computers - 0.5%
1,125,000	Seagate HDD Cayman (Cayman Islands)(a)	BB+	7.000%	11/01/2021	05/01/16 @ 104	1,240,312

	Cosmetics & Personal Care - 0.2%
375,000	Albea Beauty Holdings SA (Luxembourg)(d)	B+	8.375%	11/01/2019	11/01/15 @ 106	398,437

	Diversified Financial Services - 2.0%
2,962,000	Air Lease Corp.(a)	NR	5.625%	04/01/2017	N/A	3,139,720
500,000	Ford Motor Credit Co., LLC(a)	BB+	12.000%	05/15/2015	N/A	613,750
850,000	International Lease Finance Corp.(a)	BBB-	8.250%	12/15/2020	N/A	1,043,375
100,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.(a) (d)	B2	7.875%	10/01/2020	10/01/16 @ 104	109,500
						4,906,345

	Electrical Components & Equipment - 0.3%
750,000	International Wire Group Holdings, Inc.(a) (d)	B	8.500%	10/15/2017	10/15/15 @ 104	772,500

	Electronics - 0.8%
400,000	NXP BV / NXP Funding, LLC (Netherlands)(d)	B	5.750%	02/15/2021	02/15/17 @ 103	400,000
1,545,000	Viasystems, Inc.(a) (d)	BB-	7.875%	05/01/2019	05/01/15 @ 106	1,548,863
						1,948,863

	Engineering & Construction - 0.2%
500,000	Empresas ICA SAB de CV (Mexico)(a) (d)	B+	8.375%	07/24/2017	01/24/15 @ 106	523,750

	Entertainment - 0.1%
356,000	Six Flags Entertainment Corp.(d)	BB-	5.250%	01/15/2021	01/15/16 @ 104	355,110

	Food - 0.8%
301,000	Bumble Bee Acquisition Corp.(a) (d)	B	9.000%	12/15/2017	12/15/14 @ 105	331,852
1,000,000	Land O'Lakes Capital Trust I(a) (d)	BB	7.450%	03/15/2028	N/A	990,000
200,000	Marfrig Holding Europe BV (Netherlands)(d)	B+	9.875%	07/24/2017	01/24/16 @ 105	197,500
550,000	Marfrig Holding Europe BV (Netherlands)(a) (d)	B+	8.375%	05/09/2018	N/A	503,250
						2,022,602

	Forest Products & Paper - 1.6%
800,000	Appleton Papers, Inc.(a)	CCC+	11.250%	12/15/2015	N/A	870,000
650,000	Boise Cascade, LLC / Boise Cascade Finance Corp.(a) (d)	B+	6.375%	11/01/2020	11/01/15 @ 105	680,875
750,000	Catalyst Paper Corp. (Canada)(a) (i)	NR	11.000%	10/30/2017	12/15/13 @ 100	618,750
874,000	Resolute Forest Products(a)	BB	10.250%	10/15/2018	10/15/14 @ 105	1,011,655
800,000	Sappi Papier Holding GmbH (Austria)(a) (d)	BB	6.625%	04/15/2021	04/15/16 @ 103	844,000
						4,025,280

	Hand & Machine Tools - 0.0%***
50,000	Mcron Finance Sub, LLC / Mcron Finance Corp.(a) (d)	B+	8.375%	05/15/2019	05/15/15 @ 106	52,750

	Health Care Products - 1.6%
170,000	DJO Finance, LLC / DJO Finance Corp.(a) (d)	CCC+	9.875%	04/15/2018	04/15/15 @ 105	182,325
3,400,000	Merge Healthcare, Inc.(a)	B+	11.750%	05/01/2015	05/01/13 @ 106	3,655,000
						3,837,325

	Health Care Services - 3.0%
625,000	Capella Healthcare, Inc.(a)	B	9.250%	07/01/2017	07/01/13 @ 107	678,125
1,550,000	HCA, Inc.	B-	6.500%	02/15/2016	N/A	1,693,375
1,750,000	HCA Holdings, Inc.(a)	B-	7.750%	05/15/2021	11/15/15 @ 104	1,920,625
1,222,000	Health NET, Inc.(a)	BB	6.375%	06/01/2017	N/A	1,298,375
750,000	IASIS Healthcare, LLC / IASIS Capital Corp.(a)	CCC+	8.375%	05/15/2019	05/15/14 @ 106	765,000
925,000	Tenet Healthcare Corp.(a)	B+	8.875%	07/01/2019	07/01/14 @ 104	1,047,562
						7,403,062

	Home Builders - 0.0%***
100,000	Beazer Homes USA, Inc.(d)	CCC	7.250%	02/01/2023	02/01/18 @ 104	101,250

	Household Products & Housewares - 2.7%
3,775,000	Reynolds Group Issuer, Inc.(a)	CCC+	8.500%	05/15/2018	05/15/14 @ 104	3,982,625
1,350,000	Reynolds Group Issuer, Inc.(a)	CCC+	9.875%	08/15/2019	08/15/15 @ 105	1,478,250
350,000	Reynolds Group Issuer, Inc.(a)	B+	5.750%	10/15/2020	10/15/15 @ 104	358,750
75,000	Spectrum Brands Escrow Corp.(a) (d)	B3	6.375%	11/15/2020	11/15/16 @ 103	79,969
75,000	Spectrum Brands Escrow Corp.(a) (d)	B-	6.625%	11/15/2022	11/15/17 @ 103	81,187
300,000	Spectrum Brands, Inc.(a)	B	9.500%	06/15/2018	06/15/14 @ 105	340,875
300,000	Yankee Candle Co., Inc., Series B	CCC+	9.750%	02/15/2017	02/15/14 @ 102	312,003
						6,633,659

	Internet - 0.1%
250,000	NetFlix, Inc.(d)	BB-	5.375%	02/01/2021	N/A	250,000

	Iron & Steel - 1.2%
25,000	AK Steel Corp.	B-	8.375%	04/01/2022	04/01/17 @ 104	23,000
1,650,000	Edgen Murray Corp.(a) (d)	B+	8.750%	11/01/2020	11/01/15 @ 107	1,695,375
600,000	Optima Specialty Steel, Inc.(a) (d)	B	12.500%	12/15/2016	12/15/14 @ 106	648,000
CAD 60,000	Russel Metals, Inc. (Canada)(d)	Ba1	6.000%	04/19/2022	04/19/17 @ 103	62,472
500,000	Steel Dynamics, Inc.(a) (d)	BB+	6.375%	08/15/2022	08/15/17 @ 103	542,500
						2,971,347

	Leisure Time - 0.3%
200,000	Carlson Wagonlit BV (Netherlands)(d)	B+	6.875%	06/15/2019	06/15/15 @ 105	213,000
63,000	Royal Caribbean Cruises Ltd. (Liberia)(a)	BB	5.250%	11/15/2022	N/A	67,095
375,000	Viking Cruises Ltd. (Bermuda)(a) (d)	B+	8.500%	10/15/2022	10/15/17 @ 104	415,313
						695,408

	Lodging - 1.1%
600,000	Caesars Entertainment Operating Co., Inc.(a)	B	8.500%	02/15/2020	02/15/16 @ 104	604,875
200,000	MCE Finance Ltd. (Cayman Islands)(d)	BB-	5.000%	02/15/2021	02/15/16 @ 104	199,783
500,000	MGM Resorts International(a)	B+	7.625%	01/15/2017	N/A	550,625
1,393,268	MTR Gaming Group, Inc.(a)	B-	11.500%	08/01/2019	08/01/15 @ 106	1,483,830
						2,839,113

	Machinery-Diversified - 0.5%
380,000	Case New Holland, Inc.(a)	BB+	7.875%	12/01/2017	N/A	451,250
775,000	Cleaver-Brooks, Inc.(d)	B	8.750%	12/15/2019	12/15/15 @ 107	832,156
						1,283,406

	Media - 3.2%
600,000	American Media, Inc.(a)	B2	11.500%	12/15/2017	12/15/13 @ 109	549,000
1,000,000	CCO Holdings, LLC / CCO Holdings Capital Corp.(a)	BB-	6.500%	04/30/2021	04/30/15 @ 105	1,075,000
2,619,000	Clear Channel Worldwide Holdings, Inc., Series B(a)	B	7.625%	03/15/2020	03/15/15 @ 106	2,749,950
2,260,000	Media General, Inc.(a)	B-	11.750%	02/15/2017	02/15/14 @ 106	2,599,000
EUR 500,000	Nara Cable Funding II Ltd. (Ireland)(d)	B+	8.500%	03/01/2020	03/01/16 @ 109	669,809
375,000	Univision Communications, Inc.(a) (d)	B+	6.875%	05/15/2019	05/15/15 @ 103	395,625
						8,038,384

	Mining - 2.8%
750,000	American Gilsonite Co.(a) (d)	B	11.500%	09/01/2017	09/01/14 @ 109	795,000
4,063,000	FMG Resources August 2006 Pty Ltd. (Australia)(a) (d)	B+	8.250%	11/01/2019	11/01/15 @ 104	4,377,883
850,000	Inmet Mining Corp. (Canada)(a) (d)	B+	8.750%	06/01/2020	06/01/16 @ 104	947,750
375,000	Kaiser Aluminum Corp.(a)	BB-	8.250%	06/01/2020	06/01/16 @ 104	420,937
250,000	New Gold, Inc. (Canada)(d)	BB-	6.250%	11/15/2022	11/15/17 @ 103	265,000
						6,806,570

	Miscellaneous Manufacturing - 0.3%
100,000	Bombardier, Inc. (Canada)(d)	BB	6.125%	01/15/2023	N/A	102,250
375,000	Dispensing Dynamics International(d)	B-	12.500%	01/01/2018	01/01/16 @ 106	372,187
300,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. (Luxembourg)(d)	B+	8.750%	02/01/2019	08/01/15 @ 104	297,750
						772,187

	Oil & Gas - 5.8%
1,000,000	Alta Mesa Holdings, LP / Alta Mesa Finance Services Corp.(a)	B	9.625%	10/15/2018	10/15/14 @ 105	1,055,000
650,000	Bill Barrett Corp.(a)	BB-	7.625%	10/01/2019	10/01/15 @ 104	687,375
500,000	BreitBurn Energy Partners, LP / BreitBurn Finance Corp.(a) (d)	B	7.875%	04/15/2022	01/15/17 @ 104	531,250
1,426,000	Calumet Specialty Products Partners, LP / Calumet Finance Corp.(a) (d)	B	9.625%	08/01/2020	08/01/16 @ 105	1,600,685
550,000	Chesapeake Energy Corp.(a)	BB-	7.250%	12/15/2018	N/A	621,500
800,000	Drill Rigs Holdings, Inc. (Marshall Islands)(a) (d)	B	6.500%	10/01/2017	10/01/15 @ 103	802,000
750,000	Energy XXI Gulf Coast, Inc.(a)	B+	9.250%	12/15/2017	12/15/14 @ 105	857,812
125,000	EP Energy, LLC / EP Energy Finance, Inc.(a)	B	9.375%	05/01/2020	05/01/16 @ 105	140,625
70,000	EPL Oil & Gas, Inc.(d)	B-	8.250%	02/15/2018	02/15/15 @ 104	74,025
750,000	Halcon Resources Corp.(a) (d)	CCC+	9.750%	07/15/2020	07/15/16 @ 105	825,000
750,000	Hercules Offshore, Inc.(a) (d)	B	10.250%	04/01/2019	04/01/15 @ 108	834,375
700,000	OGX Austria GmbH (Austria)(a) (d)	B	8.375%	04/01/2022	04/01/17 @ 104	630,000
225,000	Parker Drilling Co.(a)	B+	9.125%	04/01/2018	04/01/14 @ 105	244,125
1,434,000	PetroBakken Energy Ltd. (Canada)(a) (d)	CCC+	8.625%	02/01/2020	02/01/16 @ 104	1,469,850
911,000	Plains Exploration & Production Co.(a)	B	6.125%	06/15/2019	06/15/16 @ 103	1,008,933
367,000	Plains Exploration & Production Co.	B	6.750%	02/01/2022	02/01/17 @ 103	415,169
140,000	Range Resources Corp.(a)	BB	5.000%	08/15/2022	02/15/17 @ 103	147,700
1,000,000	Samson Investment Co.(a) (d) (h)	B-	9.750%	02/15/2020	02/15/16 @ 105	1,068,750
375,000	SandRidge Energy, Inc.(a)	B	7.500%	03/15/2021	03/15/16 @ 104	399,375
250,000	SandRidge Energy, Inc.(a)	B	7.500%	02/15/2023	08/15/17 @ 104	266,875
750,000	Tesoro Corp.(a)	BB+	5.375%	10/01/2022	10/01/17 @ 103	783,750
						14,464,174

	Pharmaceuticals - 0.5%
500,000	Elan Finance PLC / Elan Finance Corp. (Ireland)(d)	BB-	6.250%	10/15/2019	10/15/15 @ 105	537,500
375,000	Valeant Pharmaceuticals International(a) (d)	BB-	6.375%	10/15/2020	10/15/16 @ 103	388,125
375,000	VPI Escrow Corp.(a) (d)	BB-	6.375%	10/15/2020	10/15/16 @ 103	390,938
						1,316,563

	Pipelines - 0.5%
100,000	Atlas Pipeline Partners, LP / Atlas Pipeline Finance Corp.(d)	B+	5.875%	08/01/2023	02/01/18 @ 103	99,875
250,000	Eagle Rock Energy Partners, LP(a) (d)	B	8.375%	06/01/2019	06/01/15 @ 104	261,250
500,000	Eagle Rock Energy Partners, LP(a)	B	8.375%	06/01/2019	06/01/15 @ 104	522,500
250,000	Tesoro Logistics, LP(a) (d)	BB-	5.875%	10/01/2020	10/01/16 @ 103	262,500
						1,146,125

	Real Estate - 0.2%
500,000	Kennedy-Wilson, Inc.(a)	BB-	8.750%	04/01/2019	04/01/15 @ 104	532,500

	Real Estate Investment Trusts - 0.4%
500,000	Host Hotels & Resorts, LP(a)	BB+	6.000%	10/01/2021	07/01/21 @ 100	574,375
360,000	OMEGA Healthcare Investors, Inc.(a)	BBB-	5.875%	03/15/2024	03/15/17 @ 103	383,400
						957,775

	Retail - 1.1%
375,000	Burlington Coat Factory Warehouse Corp.(a)	CCC	10.000%	02/15/2019	02/15/15 @ 105	409,688
375,000	Dave & Buster's, Inc.(a)	CCC+	11.000%	06/01/2018	06/01/14 @ 106	425,625
500,000	Fiesta Restaurant Group, Inc.(a)	B	8.875%	08/15/2016	02/15/14 @ 104	543,750
500,000	Jo-Ann Stores, Inc.(a) (d)	CCC+	8.125%	03/15/2019	03/15/14 @ 104	517,500
375,000	Rite Aid Corp.(a)	CCC	9.250%	03/15/2020	03/15/16 @ 105	419,062
375,000	Toys "R" Us, Inc.(a)	CCC+	7.375%	10/15/2018	N/A	328,125
125,000	Wok Acquisition Corp.(d)	CCC+	10.250%	06/30/2020	06/30/16 @ 105	134,531
						2,778,281

	Software - 1.6%
3,490,000	First Data Corp.(a) (d)	B-	8.250%	01/15/2021	01/15/16 @ 104	3,612,150
240,000	First Data Corp.(a)	B-	12.625%	01/15/2021	01/15/16 @ 113	256,800
						3,868,950

	Storage & Warehousing - 1.2%
2,816,000	Niska Gas Storage US, LLC(a)	B+	8.875%	03/15/2018	03/15/14 @ 104	2,949,760

	Telecommunications - 3.2%
750,000	Cincinnati Bell, Inc.(a)	CCC+	8.750%	03/15/2018	03/15/14 @ 104	795,937
375,000	Intelsat Luxembourg SA (Luxembourg)	CCC+	11.250%	02/04/2017	02/15/14 @ 103	397,969
750,000	Level 3 Communications, Inc.(a)	CCC	11.875%	02/01/2019	02/01/15 @ 106	873,750
1,500,000	NII Capital Corp.(a)	B-	8.875%	12/15/2019	12/15/14 @ 104	1,267,500
600,000	NII Capital Corp.(a)	B-	7.625%	04/01/2021	04/01/16 @ 104	474,000
1,100,000	Sorenson Communications, Inc.(a) (d)	NR	10.500%	02/01/2015	02/01/14 @ 100	935,000
1,290,000	Sprint Nextel Corp.(a)	B+	11.500%	11/15/2021	N/A	1,768,913
350,000	Telesat Canada / Telesat, LLC (Canada)(d)	B-	6.000%	05/15/2017	05/15/14 @ 103	369,250
1,000,000	Windstream Corp.(a)	B	7.500%	06/01/2022	06/01/17 @ 104	1,087,500
						7,969,819

	Transportation - 0.8%
120,000	Gulfmark Offshore, Inc.(a) (d)	BB-	6.375%	03/15/2022	03/15/17 @ 103	124,500
375,000	Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc. (Marshall Islands)	B+	8.125%	02/15/2019	02/15/15 @ 104	320,625
550,000	Navios Maritime Holdings, Inc. / Navios Maritime Finance US, Inc. (Marshall Islands)(a)	BB-	8.875%	11/01/2017	11/01/13 @ 104	545,875
175,000	Navios South American Logistics, Inc. / Navios Logistics Finance US, Inc. (Marshall Islands)	B+	9.250%	04/15/2019	04/15/14 @ 107	175,875
750,000	Ship Finance International Ltd. (Bermuda)(a)	B+	8.500%	12/15/2013	N/A	755,344
						1,922,219

	Total Corporate Bonds - 47.9%
	(Cost $114,420,071)					118,766,448

	Term Loans - 0.4%(j)
746,212	Chrysler Group LLC / CG Co.-Issuer, Inc., Tranche B	Ba2	6.000%	05/24/2017	N/A	763,653
375,000	Intrawest ULC	NR	10.750%	12/04/2018	N/A	379,219
	(Cost $1,130,885)					1,142,872

Number
of Shares	Description	Rating*	Coupon	Maturity		Value
	Convertible Preferred Stocks - 10.0%
	Auto Manufacturers - 2.4%
135,186	General Motors Co., Series B	BB-	4.750%	12/01/2013		5,856,258

	Auto Parts & Equipment - 0.9%
46,150	Goodyear Tire & Rubber Co.(a)	NR	5.875%	04/01/2014		2,159,358

	Banks - 3.0%
5,646	Bank of America Corp., Series L(k)	BB+	7.250%	-		6,694,857
38,000	Synovus Financial Corp., Series tMED	NR	8.250%	05/15/2013		875,900
						7,570,757

	Insurance - 1.1%
54,036	MetLife, Inc.	BBB-	5.000%	3/26/2014		2,636,416

	Iron & Steel - 2.1%
204,847	ArcelorMittal, Series MTUS (Luxembourg)(b) (l)	B+	6.000%	01/15/2016		5,338,825

	Oil & Gas - 0.5%
25,650	Apache Corp., Series D	BBB	6.000%	08/01/2013		1,214,015

	Total Convertible Preferred Stocks - 10.0%
	(Cost $22,386,598)					24,775,629

	Common Stocks - 3.9%
	Apparel - 0.5%
28,382	Deckers Outdoor Corp.(b) (l)					1,133,861

	Biotechnology - 1.3%
27,364	Amgen, Inc.					2,338,527
18,100	Illumina, Inc.(b) (l)					916,403
						3,254,930

	Health Care Services - 0.3%
30,253	Brookdale Senior Living, Inc.(a) (l)					817,134

	Media - 0.3%
18,876	DISH Network Corp., Class A					703,508

	Pharmaceuticals - 0.8%
74,649	Elan Corp. PLC, ADR (Ireland)(a) (l)					784,561
15,404	Onyx Pharmaceuticals, Inc.(b) (l)					1,194,118
						1,978,679

	Real Estate Investment Trusts - 0.4%
55,176	Spirit Realty Capital, Inc.					1,073,725

	Software - 0.3%
55,984	Activision Blizzard, Inc.(a)					637,658

	Total Common Stocks - 3.9%
	(Cost $9,440,612)					9,599,495

	Warrants - 0.1%
253,854	MannKind Corp.(a) (l)			02/15/2019		172,621
	(Cost $162,833)

	Total Long-Term Investments - 160.4%
	(Cost $382,860,337)					397,619,880

Contracts	Options Purchased - 0.2%		Expiration Month	Exercise Price		Value
	Call Options Purchased - 0.0%***
567	Microsoft Corp.(l)		July 2013	$33.00		6,237
	(Cost $17,018)

	Put Options Purchased - 0.2%
3,774	iShares Russell 2000 Index Fund(l)		March 2013	$86.00		354,756
	(Cost $479,440)

	Options Purchased - 0.2%
	(Cost $496,458)					360,993
Number
of Shares	Description					Value
	Money Market - 8.3%
20,526,075	Goldman Sachs Financial Prime Obligations - Adminstration Shares Class(m)					20,526,075
	(Cost $20,526,075)

	Total Investments - 168.9%
	(Cost $403,882,870)					418,506,948
	Other Assets in excess of Liabilities - 0.2%					513,586
	Total Value of Options Written - (0.2%) (Premiums received $730,852)					(576,187)
	Preferred Shares, at redemption value (-0.3% of Net Assets Applicable to Common Shareholders or -0.1% of Total Investments					(600,000)
	Reverse Repurchase Agreements - (28.2%)					(70,000,000)
	Margin Loan - (40.4%)					(100,000,000)
	Net Assets Applicable to Common Shareholders- 100.0%					$ 247,844,347

ADR - American Depositary Receipt
BV - Limited Liability Company
CAD - Canadian Dollar
CNY - Chinese Yuan
EUR - Euro
GmbH - Limited Liability
HKD - Hong Kong Dollar
JPY - Japanese Yen
LLC - Limited Liability Company
LP - Limited Partnership
N/A- Not Applicable
NV - Publicly Traded Company
PLC - Public Limited Company
Pty - Proprietary
SA - Corporation
SAB de CV - Publicly Traded Company
SCA - Limited Partnership
ULC - Unlimited Liability Company

*
Ratings shown are per Standard & Poor's Rating Group, Moody's Investor Services, Inc. or Fitch Ratings.  Securities classified as NR are not rated. (For securities not rated by Standard & Poor's Rating Group, the rating by Moody's Investor Services, Inc. is provided.  Likewise, for securities not rated by Standard & Poor's Rating Group or Moody's Investor Services, Inc., the rating by Fitch Ratings is provided.)  All ratings are unaudited.  The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

** Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates. All optional call provisions are unaudited.

*** Less than 0.1%

All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders, unless otherwise noted.

~ The principal amount is denominated in U.S. Dollars unless otherwise noted.

(a)
All or a portion of these securities have been physically segregated in connection with borrowing and reverse repurchase agreements.  As of January 31, 2013, the total amount segregated was $292,124,200.

(b) All or a portion of this security is segregated as collateral (or a potential collateral for future transactions) for written options.

(c) Security is a “step coupon” bond where the coupon increases or decreases at a predetermined date. The rate shown reflects the rate in effect at the end of the reporting period.

(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At January 31, 2013 these securities amounted to $83,527,894, which represents 33.7% of net assets applicable to common shares.

(e) Zero coupon bond.

(f) Non-income producing as security is in default.

(g)
Security is valued in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees. The total market value of such securities is $- which represents 0.0% of net assets applicable to common shares.

(h) Illiquid security.

(i)
The issuer of this security may elect to pay the 11.000% coupon interest entirely in cash, or accrue interest at a rate of 13.000% per annum and will make interest payments as follows: (1) 7.5% in cash and (2) 5.5% payment-in-kind shares issued out of the restructuring.

(j)
Term loans held by the Fund have a variable interest rate feature which is periodically adjusted based on an underlying interest rate benchmark.  In addition, term loans may include mandatory and/or optional prepayment terms.  As a result, the actual maturity dates of the loan may be different than the amounts disclosed in the portfolios of investments.  Term loans may be considered restricted in that the Fund may be contractually obligated to secure approval from the Agent Bank and/or Borrower prior to the sale or disposition of loan.

(k) Security is perpetual and, thus does not have a predetermined maturity date. The coupon rate shown is in effect as of January 31, 2013.

(l) Non-income producing security.

(m)
All or a portion of these securities have been physically segregated in connection with forward exchange currency contracts and unfunded loan commitments.  As of January 31, 2013, the total amount segregated was $20,526,075.

(n) Security becomes an accreting bond after December 15, 2016, with a 2.00% principal accretion rate.

(o) Security becomes an accreting bond after March 1, 2018, with a 2.00% principal accretion rate.

Contracts (100 shares per contract)	Options Written(a)	Expiration Month	Exercise Price	Value
	Call Options Written
1,540	ArcelorMittal	January 2014	$ 20.00	$ (163,240)
280	Deckers Outdoor Corp.	June 2013	45.00	(100,800)
181	Illumina, Inc.	January 2014	60.00	(44,345)
154	Onyx Pharmaceuticals, Inc.	August 2013	100.00	(31,570)
51	priceline.com, Inc.	April 2013	770.00	(55,080)
	Total Value of Call Options Written
	Premiums Received ($485,690)			$ (395,035)

	Put Options Written
3,774	iShares Russell 2000 Index Fund	March 2013	83.00	(181,152)
	Premiums Received ($245,162)

	Total Value of Options Written
	Premiums Received ($730,852)			$ (576,187)

(a)	Non-income producing security.

Country Breakdown as % of Long-Term Investments
United States	83.4%
Canada	3.1%
France	1.8%
Jersey	1.6%
Luxembourg	1.6%
Hong Kong	1.2%
Cayman Islands	1.1%
Australia	1.1%
British Virgin Islands	1.0%
Bermuda	0.9%
Netherlands	0.6%
South Korea	0.6%
Ireland	0.5%
Marshall Islands	0.5%
Austria	0.4%
Taiwan	0.3%
Japan	0.2%
Mexico	0.1%
Liberia	0.0%	*
* Less that 0.1%

See previously submitted notes to financial statements for the period ended October 31, 2012.

AGC Advent Claymore Convertible Securities and Income Fund II
Portfolio of Investments
January 31, 2013 (unaudited)

Forward exchange currency contracts
						Net Unrealized
	Contracts to Buy	Counterparty	Settlement Date	Settlement Value	Value at 1/31/13	Appreciation/(Depreciation)

EUR	250,000
for USD	336,575	The Bank of New York Mellon	2/1/2013	336,575	339,350	$2,775

EUR	794,000
for USD	1,059,745	The Bank of New York Mellon	3/19/2013	1,059,745	1,078,050	18,305

EUR	2,537,000
for USD	3,383,749	The Bank of New York Mellon	3/19/2013	3,383,749	3,444,600	60,851

EUR	2,126,000
for USD	2,840,910	The Bank of New York Mellon	3/19/2013	2,840,910	2,886,567	45,657

HKD	8,000,000
for USD	1,032,071	The Bank of New York Mellon	2/15/2013	1,032,071	1,031,579	(492)

HKD	2,024,000
for USD	261,114	The Bank of New York Mellon	2/15/2013	261,114	260,989	(125)

HKD	6,075,000
for USD	783,729	The Bank of New York Mellon	2/15/2013	783,729	783,355	(374)

JPY	62,500,000
for USD	717,959	The Bank of New York Mellon	3/19/2013	717,959	685,066	(32,893)
						93,704

						Net Unrealized
	Contracts to Sell	Counterparty	Settlement Date	Settlement Value	Value at 1/31/13	Appreciation/(Depreciation)

EUR	151,875
for USD	204,469	The Bank of New York Mellon	2/1/2013	204,469	206,155	$(1,686)

EUR	102,000
for USD	137,323	The Bank of New York Mellon	2/1/2013	137,323	138,455	(1,132)

EUR	5,250,000
for USD	6,881,395	The Bank of New York Mellon	3/19/2013	6,881,395	7,128,164	(246,769)

EUR	1,000,000
for USD	1,310,580	The Bank of New York Mellon	3/19/2013	1,310,580	1,357,745	(47,165)

EUR	413,000
for USD	539,649	The Bank of New York Mellon	3/19/2013	539,649	560,749	(21,100)

EUR	733,000
for USD	958,757	The Bank of New York Mellon	3/19/2013	958,757	995,227	(36,470)

EUR	1,243,000
for USD	1,622,177	The Bank of New York Mellon	3/19/2013	1,622,177	1,687,678	(65,501)

EUR	1,800,000
for USD	2,373,795	The Bank of New York Mellon	3/19/2013	2,373,795	2,443,942	(70,147)

EUR	224,000
for USD	304,259	The Bank of New York Mellon	3/19/2013	304,259	304,135	124

JPY	130,000,000
for USD	1,557,121	The Bank of New York Mellon	3/19/2013	1,557,121	1,424,937	132,184
						(357,662)

				Total unrealized depreciation for forward exchange currency contracts		$(263,958)

AGC Advent Claymore Convertible Securities and Income Fund II
Portfolio of Investments
January 31, 2013 (unaudited)

Unfunded Loan Commitments

Pursuant to the terms of certain Term Loan agreements, the Fund held unfunded loan commitments of as of January 31, 2013. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve.

At January 31, 2013, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

					Commitment
Borrower	Term	Maturity Date	Commitment Fee Rate	Rate if Funded	Par Value	Value
DuPont Performance Coatings	Bridge for 8 year term loan	10/24/13	0.75%	Libor + 750bps	$ 1,500,000	-

Spectrum Brands, Inc.	Bridge for term loan	10/10/13	0.50%	Libor + 650bps	$ 750,000	-

At January 31, 2013, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding swaps, written options, forward exchange currency contracts and foreign currency translations are as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments	Net Tax Unrealized Depreciation on Derivatives and Foreign Currency
$404,717,072	$20,524,865	$(6,734,989)	$13,789,876	$(111,038)

Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and asked prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Exchange-traded funds are valued at the last sales price or official closing price on the exchange where the security is principally traded. The swaps are valued daily by independent pricing services or dealers using the mid price. Forward exchange currency contracts are valued daily at current exchange rates. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Exchange-traded options and notes are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and asked prices on the primary exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund values money market funds at net asset value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees (“Trustees”). A valuation committee consisting of representatives from investments, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, stale priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Board of Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one security to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Accounting principles generally accepted in the United States of America ("GAAP") requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs).
These inputs are used in determining the value of the Fund's investments and summarized in the following fair value hierarchy:

Level 1 - quoted prices in active markets for identical securities.

Level 2 - quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)

Level 3 - significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value)

Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund's own assumptions based on the best information available. A financial instrument's level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following are certain inputs and techniques that are generally utilized to evaluate how to classify each major type of investment in accordance with GAAP.

Equity Securities (Common and Preferred Stock) - Equity securities traded in active markets where market quotations are readily available are categorized as Level 1. Equity securities traded in inactive markets and certain foreign equities are valued using inputs which include broker quotes, prices of securities closely related where the security held is not trading but the related security is trading, and evaluated price quotes received from independent pricing providers. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Convertible Bonds & Notes - Convertible bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Corporate Bonds & Notes - Corporate bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, and prices of securities with comparable maturities and qualities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

The following table represents the Fund's investments carried by caption and by level within the fair value hierarchy as of January 31, 2013:

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)		Total
(value in $000s)
Assets:
Convertible Bonds:
Advertising	$-	$2,009	$-		$2,009
Aerospace & Defense	-	2,135	-		2,135
Auto Manufacturers	-	3,370	-		3,370
Auto Parts & Equipment	-	2,412	-		2,412
Biotechnology	-	16,698	-		16,698
Building Materials	-	979	-		979
Chemicals	-	-	-	†	-	†
Coal	-	14,445	-		14,445
Commercial Services	-	1,330	-		1,330
Computers	-	18,044	-		18,044
Diversified Financial Services	-	7,329	-		7,329
Electric	-	1,835	-		1,835
Electrical Components & Equipment	-	1,618	-		1,618
Electronics	-	1,810	-		1,810
Gas	-	1,294	-		1,294
Health Care Products	-	15,451	-		15,451
Health Care Services	-	8,019	-		8,019
Home Builders	-	6,026	-		6,026
Household Products & Housewares	-	3,772	-		3,772
Internet	-	13,524	-		13,524
Investment Companies	-	1,700	-		1,700
Iron & Steel	-	1,956	-		1,956
Lodging	-	5,811	-		5,811
Mining	-	19,302	-		19,302
Oil & Gas	-	10,556	-		10,556
Oil & Gas Services	-	9,471	-		9,471
Pharmaceuticals	-	21,063	-		21,063
Real Estate	-	1,639	-		1,639
Real Estate Investment Trusts	-	13,645	-		13,645
Semiconductors	-	16,687	-		16,687
Software	-	9,787	-		9,787
Telecommunications	-	7,887			7,887
Transportation	-	1,559			1,559
Corporate Bonds	-	118,766	-		118,766
Term Loans	-	1,143	-		1,143
Convertible Preferred Stocks	24,776	-	-		24,776
Common Stocks	9,599	-	-		9,599
Warrants	-	173	-		173
Call Options Purchased	6	-	-		6
Put Options Purchased	355	-	-		355
Money Market Fund	20,526	-	-		20,526
Forward Exchange Currency Contracts	-	260	-		260
Total	$55,262	$363,505	$-	†	$418,767

Liabilities:
Call Options Written	$395	-	-		$395
Put Options Written	181	-	-		181
Forward Exchange Currency Contracts	-	524	-		524
Total	$576	$524	$-		$1,100
	If not referenced in the table, please refer to the Portfolio of Investments for a breakdown of investment type by industry category.

† Market value is less than minimum amount disclosed.

There were no transfers between levels.

The fair value estimates for ShengdaTech, Inc. was determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. There were various factors considered in reaching a fair value determination including, but not limited to, the following: the type of security, public information obtained from the issuer, data provided by various brokers and a recent transacted price of the security.

On March 15, 2011, with the company’s annual 10-k filing due, ShengdaTech, Inc. announced it had formed a Special Committee of the Board of Directors to investigate discrepancies that arose in connection with its 2010 audit completed by an independent audit firm. The audit firm subsequently resigned as auditor, the 10-k was not filed on time and NASDAQ halted trading and later delisted the company’s stock. ShengdaTech, Inc. has since filed for bankruptcy protection. The Fund is currently valuing ShengdaTech, Inc. at zero based on the significant deterioration in the financial condition of the company, its ongoing default in payment of interest and principal on the bonds, the illiquidty of the bonds, and the absence of current or recent public or private market quotations.  If trading of ShengdaTech resumes on a primary exchange, the value could significantly increase.

The following table presents the activity of the Fund's investment measured at fair value using significant unobservable inputs (Level 3 valuation) for the period ended January 31, 2013.

Level 3 Holdings	Corporate Bonds
(value in $000s)
Beginning Balance at 10/31/12	$60
Net Realized Gain/Loss	-
Change in Unrealized Gain/Loss	(60	) *
Purchases	-
Sales	-
Transfers In	-
Transfers Out	-
Ending Balanced at 1/31/13	$-	†
* Amount represents the change in unrealized gain (loss) for ShengdaTech, Inc. as of January 31, 2013.

† Market value is less than minimum amount disclosed.

Item 2.                      Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing date of this report and have concluded, based on such evaluation, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant on this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)
There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 3.                      Exhibits.

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advent Claymore Convertible Securities and Income Fund II

By:	/s/ Tracy V. Maitland
Tracy V. Maitland
President and Chief Executive Officer

Date: March 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Tracy V. Maitland
Tracy V. Maitland
President and Chief Executive Officer

Date: March 27, 2013

By:	/s/ Robert White
Robert White
Treasurer and Chief Financial Officer

Date: March 27, 2013